Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Summer Infant, Inc. (the “Company”) on Form 10Q for the period ending March 31, 2007 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I Jason Macari, Chief Executive Officer of the Company, certify pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jason Macari
Jason Macari	May 11, 2007
Chief Executive Officer